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                                                                 EXHIBIT (H)(11)

                                     FORM OF

                   AMENDMENT NO. 5 TO ADMINISTRATION AGREEMENT


         This AMENDMENT NO. 5 dated the _____ day of ________________, 200__, is made by and between ABN AMRO FUNDS (FORMERLY KNOWN AS ALLEGHANY FUNDS), a Delaware business trust (the "Trust"), operating as an open-end management investment company registered under the Investment Company Act of 1940, as amended, duly organized and existing under the laws of the State of Delaware, and ABN AMRO INVESTMENT FUND SERVICES, INC., an Illinois corporation (the "Administrator") (collectively, the "Parties").

                                WITNESSETH THAT:

         WHEREAS, the Trust and the Administrator originally entered into an Administration Agreement dated June 17, 1999, as amended to date, wherein the Administrator agreed to provide certain administrative services to each series of the Trust (the "Agreement"); and

         WHEREAS, the Parties wish to amend the Agreement to include under its terms one additional separate series of shares identified as:

                       ABN AMRO/Veredus Select Growth Fund

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree to amend Schedule "C" to the Agreement in the form attached hereto as Schedule "C".

         This Amendment shall take effect upon the day and month first written above.


         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment consisting of one typewritten page, together with Schedule "C", to be signed by their duly authorized as of the day and month first written above.


ABN AMRO FUNDS                           ABN AMRO INVESTMENT FUND SERVICES, INC.


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                                     FORM OF

                                  SCHEDULE "C"



                            IDENTIFICATION OF SERIES

Below are listed the Series to which services under this Agreement are to be performed as of the execution date of this Amendment. This Schedule "C" may be amended from time to time by agreement of the parties.



                                 ABN AMRO FUNDS

                   ABN AMRO/Chicago Capital Money Market Fund
                  ABN AMRO/Chicago Capital Municipal Bond Fund
                       ABN AMRO/Chicago Capital Bond Fund
                     ABN AMRO/Chicago Capital Balanced Fund
                           ABN AMRO/Talon Mid Cap Fund
                      ABN AMRO/Chicago Capital Growth Fund
                  ABN AMRO/Chicago Capital Small Cap Value Fund
                     ABN AMRO/Veredus Aggressive Growth Fund
                    ABN AMRO/Montag & Caldwell Balanced Fund
                     ABN AMRO/Montag & Caldwell Growth Fund
                          ABN AMRO/Veredus SciTech Fund
                       ABN AMRO/TAMRO Large Cap Value Fund
                          ABN AMRO/TAMRO Small Cap Fund
                            ABN AMRO Real Estate Fund
                           ABN AMRO Europe Equity Fund
                             ABN AMRO Latin America
                           ABN AMRO Asian Tigers Fund
                               ABN AMRO Value Fund
                       ABN AMRO International Equity Fund
                             ABN AMRO Small Cap Fund
                              ABN AMRO Growth Fund
                       ABN AMRO Treasury Money Market Fund
                      ABN AMRO Government Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                           ABN AMRO Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund
                       ABN AMRO/Veredus Select Growth Fund


Originally Adopted: June 17, 1999
Amended: June 30, 2000
Amended: November 30, 2000
Amended: September 27, 2001
Amended: December 20, 2001





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